Exhibit 99.2

FREDDIE MAC 2009 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

Table	GAAP Financial Statements	Page

	Consolidated Statements of Operations	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Equity (Deficit)	4

	GAAP Financial Results

1A	Net Interest Yield Analysis	5
1B	Net Interest Income	6
2	Non-Interest Income (Loss)	7
3	Management and Guarantee Income & Related Information	8
4	Derivatives Not in Hedge Accounting Relationships	9
5	Non-Interest Expense	10
6	Credit Quality Indicators	11
7	Single-Family Non-Credit-Enhanced Delinquency and Foreclosure Activity by Region	12
8	Real Estate Owned (REO) Activity	13

FREDDIE MAC
CONSOLIDATED STATEMENTS OF OPERATIONS

		Year Ended December 31,
Line:		2009	2008	2007
		(dollars in millions, except
		share-related amounts)
	Interest income
1	Investments in securities	$33,290	$35,067	$36,587
2	Mortgage loans	6,815	5,369	4,449
3	Other:
4	Cash and cash equivalents	193	618	594
5	Federal funds sold and securities purchased under agreements to resell	48	423	1,280

6	Total other	241	1,041	1,874

7	Total interest income	40,346	41,477	42,910

	Interest expense
8	Short-term debt	(2,234)	(6,800)	(8,916)
9	Long-term debt	(19,916)	(26,532)	(29,148)

10	Total interest expense on debt	(22,150)	(33,332)	(38,064)
11	Due to participation Certificate investors	—	—	(418)

12	Total interest expense	(22,150)	(33,332)	(38,482)
13	Expense related to derivatives	(1,123)	(1,349)	(1,329)

14	Net interest income	17,073	6,796	3,099

	Non-interest income (loss)
15	Management and guarantee income (includes interest on guarantee asset of $923, $1,121 and $549, respectively)	3,033	3,370	2,635
16	Gains (losses) on guarantee asset	3,299	(7,091)	(1,484)
17	Income on guarantee obligation	3,479	4,826	1,905
18	Derivative gains (losses)	(1,900)	(14,954)	(1,904)
	Gains (losses) on investments:
		Impairment-related:
19	Total other-than-temporary impairment of available-for-sale securities	(23,125)	(17,682)	(365)
20	Portion of other-than-temporary impairment recognized in AOCI	11,928	—	—

21	Net impairment of available-for-sale securities recognized in earnings	(11,197)	(17,682)	(365)
22	Other gains (losses) on investments	5,841	1,574	659

23	Total gains (losses) on investments	(5,356)	(16,108)	294
24	Gains (losses) on debt recorded at fair value	(404)	406	—
25	Gains (losses) on debt retirement	(568)	209	345
26	Recoveries on loans impaired upon purchase	379	495	505
27	Foreign-currency gains (losses), net	—	—	(2,348)
28	Low-income housing tax credit partnerships	(4,155)	(453)	(469)
29	Trust management income (expense)	(761)	(70)	18
30	Other income	222	195	228

31	Non-interest income (loss)	(2,732)	(29,175)	(275)

	Non-interest expense
32	Salaries and employee benefits	(912)	(828)	(828)
33	Professional services	(310)	(262)	(392)
34	Occupancy expense	(68)	(67)	(64)
35	Other administrative expenses	(361)	(348)	(390)

36	Total administrative expenses	(1,651)	(1,505)	(1,674)
37	Provision for credit losses	(29,530)	(16,432)	(2,854)
38	Real estate owned operations expense	(307)	(1,097)	(206)
39	Losses on certain credit guarantees	—	(17)	(1,988)
40	Losses on loans purchased	(4,754)	(1,634)	(1,865)
41	Securities administrator loss on investment activity	—	(1,082)	—
42	Other expenses	(483)	(418)	(226)

43	Non-interest expense	(36,725)	(22,185)	(8,813)

44	Loss before income tax benefit (expense)	(22,384)	(44,564)	(5,989)
45	Income tax benefit (expense)	830	(5,552)	2,887

46	Net loss	(21,554)	(50,116)	(3,102)
47	Less: Net (income) loss attributable to noncontrolling interest	1	(3)	8

48	Net loss attributable to Freddie Mac	$(21,553)	$(50,119)	$(3,094)

49	Preferred stock dividends and issuance costs on redeemed preferred stock	(4,105)	(675)	(404)
50	Amount allocated to participating security option holders	—	(1)	(5)

51	Net loss attributable to common stockholders	$(25,658)	$(50,795)	$(3,503)

	Loss per common share:
52	Basic	$(7.89)	$(34.60)	$(5.37)
53	Diluted	$(7.89)	$(34.60)	$(5.37)

	Weighted average common shares outstanding (in thousands):
54	Basic	3,253,836	1,468,062	651,881
55	Diluted	3,253,836	1,468,062	651,881
56	Dividends per common share	$—	$0.50	$1.75

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS

		December 31,
Line:		2009	2008
		(dollars in millions, except
		share-related amounts)
	Assets
1	Cash and cash equivalents	$64,683	$45,326
2	Restricted cash	527	953
3	Federal funds sold and securities purchased under agreements to resell	7,000	10,150
	Investments in securities:
4	Available-for-sale, at fair value (includes $10,879 and $21,302, respectively, pledged as collateral that may be repledged)	384,684	458,898
5	Trading, at fair value	222,250	190,361

6	Total investments in securities	606,934	649,259
	Mortgage loans:
7	Held-for-sale, at lower-of-cost-or-fair-value (except $2,799 and $401 at fair value, respectively)	16,305	16,247
8	Held-for-investment, at amortized cost (net of allowances for loan losses of $1,441 and $690, respectively)	111,565	91,344

9	Total mortgage loans, net	127,870	107,591
10	Accounts and other receivables, net	6,095	6,337
11	Derivative assets, net	215	955
12	Guarantee asset, at fair value	10,444	4,847
13	Real estate owned, net	4,692	3,255
14	Deferred tax assets, net	11,101	15,351
15	Low-income housing tax credit partnerships equity investments	—	4,145
16	Other assets	2,223	2,794

17	Total assets	$841,784	$850,963

	Liabilities and equity (deficit)
	Liabilities
18	Accrued interest payable	$5,047	$6,504
	Debt, net:
19	Short-term debt (includes $6,328 and $1,638 at fair value, respectively)	343,975	435,114
20	Long-term debt (includes $2,590 and $11,740 at fair value, respectively)	436,629	407,907

21	Total debt, net	780,604	843,021
22	Guarantee obligation	12,465	12,098
23	Derivative liabilities, net	589	2,277
24	Reserve for guarantee losses on Participation Certificates	32,416	14,928
25	Other liabilities	6,291	2,769

26	Total liabilities	837,412	881,597

27	Commitments and contingencies
	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
28	Senior preferred stock, at redemption value	51,700	14,800
29	Preferred stock, at redemption value	14,109	14,109
30	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 648,369,668 shares and 647,260,293 shares outstanding, respectively	—	—
31	Additional paid-in capital	57	19
32	Retained earnings (accumulated deficit)	(33,921)	(23,191)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
33	Available-for-sale securities (includes $15,947, net of taxes, of other-than-temporary impairments at December 31, 2009)	(20,616)	(28,510)
34	Cash flow hedge relationships	(2,905)	(3,678)
35	Defined benefit plans	(127)	(169)

36	Total AOCI, net of taxes	(23,648)	(32,357)
37	Treasury stock, at cost, 77,494,218 shares and 78,603,593 shares, respectively	(4,019)	(4,111)

38	Total Freddie Mac stockholders’ equity (deficit)	4,278	(30,731)
39	Noncontrolling interest	94	97

40	Total equity (deficit)	4,372	(30,634)

41	Total liabilities and equity (deficit)	$841,784	$850,963

FREDDIE MAC
CONSOLIDATED STATEMENTS OF EQUITY (DEFICIT)

		Year Ended December 31,
		2009		2008		2007
Line:		Shares	Amount	Shares	Amount	Shares	Amount
		(in millions)
	Senior preferred stock, at redemption value
1	Balance, beginning of year	1	$14,800	—	$—	—	$—
2	Senior preferred stock issuance	—	—	1	1,000	—	—
3	Increase in liquidation preference	—	36,900	—	13,800	—	—

4	Senior preferred stock, end of year	1	51,700	1	14,800	—	—

	Preferred stock, at redemption value
5	Balance, beginning of year	464	14,109	464	14,109	132	6,109
6	Preferred stock issuances	—	—	—	—	344	8,600
7	Preferred stock redemptions	—	—	—	—	(12)	(600)

8	Preferred stock, end of year	464	14,109	464	14,109	464	14,109

	Common stock, par value
9	Balance, beginning of year	726	—	726	152	726	152
10	Adjustment to par value	—	—	—	(152)	—	—

11	Common stock, end of year	726	—	726	—	726	152

	Additional paid-in capital
12	Balance, beginning of year		19		871		962
13	Stock-based compensation		58		74		81
14	Income tax benefit from stock-based compensation		7		(16)		—
15	Preferred stock issuance costs		—		—		(116)
16	Common stock issuances		(90)		(66)		(42)
17	Real Estate Investment Trust preferred stock repurchase		—		4		(14)
18	Adjustment to common stock par value		—		152		—
19	Common stock warrant issuance		—		2,304		—
20	Commitment from the U.S. Department of the Treasury		—		(3,304)		—
21	Transfer from retained earnings (accumulated deficit)		63		—		—

22	Additional paid-in capital, end of year		57		19		871

	Retained earnings (accumulated deficit)
23	Balance, beginning of year		(23,191)		26,909		31,372
24	Cumulative effect of change in accounting principle, net of taxes		—		1,023		181

25	Balance, beginning of year, as adjusted		(23,191)		27,932		31,553
26	Cumulative effect of change in accounting principle, net of taxes		14,996		—		—
27	Net loss attributable to Freddie Mac		(21,553)		(50,119)		(3,094)
28	Senior preferred stock dividends declared		(4,105)		(172)		—
29	Preferred stock dividends declared		—		(503)		(398)
30	Common stock dividends declared		—		(323)		(1,140)
31	Dividend equivalent payments on expired stock options		(5)		(6)		(12)
32	Transfer to additional paid-in capital		(63)		—		—

33	Retained earnings (accumulated deficit), end of year		(33,921)		(23,191)		26,909

	AOCI, net of taxes
34	Balance, beginning of year		(32,357)		(11,143)		(8,451)
35	Cumulative effect of change in accounting principle, net of taxes		—		(850)		—

36	Balance, beginning of year, as adjusted		(32,357)		(11,993)		(8,451)
37	Cumulative effect of change in accounting principle, net of taxes		(9,931)		—		—
38	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		17,825		(20,616)		(3,708)
39	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		773		377		973
40	Changes in defined benefit plans		42		(125)		43

41	AOCI, net of taxes, end of year		(23,648)		(32,357)		(11,143)

	Treasury stock, at cost
42	Balance, beginning of year	79	(4,111)	80	(4,174)	65	(3,230)
43	Common stock issuances	(2)	92	(1)	63	(1)	56
44	Common stock repurchases	—	—	—	—	16	(1,000)

45	Treasury stock, end of year	77	(4,019)	79	(4,111)	80	(4,174)

	Noncontrolling interest
46	Balance, beginning of year		97		181		516
47	Net income (loss) attributable to noncontrolling interest		(1)		3		(8)
48	Real Estate Investment Trust preferred stock repurchase		—		(82)		(302)
49	Dividends and other		(2)		(5)		(25)

50	Noncontrolling interest, end of year		94		97		181

51	Total equity (deficit)		$4,372		$(30,634)		$26,905

	Comprehensive income (loss)
52	Net loss		$(21,554)		$(50,116)		$(3,102)
53	Changes in other comprehensive income, net of taxes, net of reclassification adjustments		18,640		(20,364)		(2,692)

54	Comprehensive income (loss)		(2,914)		(70,480)		(5,794)
55	Less: Comprehensive (income) loss attributable to noncontrolling interest		1		(3)		8

56	Total comprehensive income (loss) attributable to Freddie Mac		$(2,913)		$(70,483)		$(5,786)

FREDDIE MAC
NET INTEREST YIELD ANALYSIS
TABLE 1A
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009
	Net Interest Income:

1	Net interest income	$798	$1,529	$1,844	$2,625	$3,859	$4,255	$4,462	$4,497	$6,796	$17,073
2	Fully taxable-equivalent adjustments(1)	107	105	98	94	102	99	95	92	404	388

3	Net interest income (fully taxable-equivalent basis)	$905	$1,634	$1,942	$2,719	$3,961	$4,354	$4,557	$4,589	$7,200	$17,461

	Average Balances:

4	Mortgage loans(2)	$84,291	$89,813	$95,174	$105,316	$118,555	$127,863	$129,721	$133,578	$93,649	$127,429
5	Mortgage-related securities(3)	628,721	664,727	676,197	677,379	698,464	702,693	663,744	635,768	661,756	675,167
6	Non-mortgage-related securities(3)	30,565	26,935	11,658	9,869	11,197	16,594	19,282	18,809	19,757	16,471
7	Cash and cash equivalents	8,891	27,126	35,735	40,799	49,932	57,401	48,403	45,023	28,137	50,190
8	Federal funds sold and securities purchased under agreements to resell	14,435	20,660	29,379	27,599	33,605	29,542	29,256	21,695	23,018	28,524

9	Total interest-earning assets	766,903	829,261	848,143	860,962	911,753	934,093	890,406	854,873	826,317	897,781
10	Short-term debt	204,650	240,119	241,150	292,357	362,566	293,475	256,324	236,672	244,569	287,259
11	Long-term debt	538,295	569,443	589,377	547,931	521,151	582,998	570,863	553,723	561,261	557,184

12	Total interest-bearing liabilities	742,945	809,562	830,527	840,288	883,717	876,473	827,187	790,395	805,830	844,443
13	Net non-interest-bearing funding	23,958	19,699	17,616	20,674	28,036	57,620	63,219	64,478	20,487	53,338

14	Total funding of interest-earning assets	$766,903	$829,261	$848,143	$860,962	$911,753	$934,093	$890,406	$854,873	$826,317	$897,781

	Yield/Cost:

15	Mortgage loans	5.90%	5.88%	5.72%	5.49%	5.33%	5.38%	5.37%	5.31%	5.73%	5.35%
16	Mortgage-related securities	5.17	5.04	5.08	5.41	5.02	4.69	4.78	4.80	5.18	4.82
17	Non-mortgage-related securities	4.10	3.31	4.40	5.67	7.53	6.96	2.99	1.79	4.07	4.42
18	Cash and cash equivalents	3.90	2.60	2.51	1.17	0.61	0.42	0.28	0.18	2.19	0.38
19	Federal funds sold and securities purchased under agreements to resell	3.31	2.29	2.18	0.36	0.22	0.17	0.15	0.11	1.84	0.17
20	Yield on total interest-earning assets	5.16	4.93	4.93	5.06	4.67	4.42	4.43	4.45	5.02	4.49
21	Short-term debt	(3.95)	(2.70)	(2.38)	(2.21)	(1.24)	(0.77)	(0.51)	(0.34)	(2.78)	(0.78)
22	Long-term debt	(4.99)	(4.71)	(4.60)	(4.59)	(4.12)	(3.57)	(3.35)	(3,28)	(4.73)	(3.57)
23	Cost of interest-bearing liabilities	(4.70)	(4.11)	(3.96)	(3.76)	(2.94)	(2.63)	(2.48)	(2.40)	(4.14)	(2.62)
24	Expense related to derivatives	(0.18)	(0.17)	(0.18)	(0.15)	(0.13)	(0.13)	(0.13)	(0.13)	(0.17)	(0.13)
25	Impact of net non-interest-bearing funding	0.15	0.10	0.09	0.09	0.09	0.17	0.19	0.19	0.11	0.16
26	Total funding of interest-earning assets	(4.73)	(4.18)	(4.05)	(3.82)	(2.98)	(2.59)	(2.42)	(2.34)	(4.20)	(2.59)
27	Net interest yield	0.43	0.75	0.88	1.24	1.69	1.83	2.01	2.11	0.82	1.90
28	Fully taxable-equivalent adjustments(1)	0.05	0.05	0.05	0.04	0.05	0.04	0.04	0.04	0.05	0.04
29	Net interest yield (fully taxable-equivalent basis)	0.48%	0.80%	0.93%	1.28%	1.74%	1.87%	2.05%	2.15%	0.87%	1.94%

(1)	The determination of net interest income/yield (fully taxable-equivalent basis), which reflects fully taxable-equivalent adjustments to interest income, involves the conversion of tax-exempt sources of interest income to the equivalent amounts of interest income that would be necessary to derive the same net return if the investments had been subject to income taxes using our federal statutory tax rate of 35%.
(2)	Non-performing loans, where interest income is recognized when collected, are included in average balances.
(3)	For securities, we calculate average balances based on their unpaid principal balance plus their associated deferred fees and costs (e.g., premiums and discounts), but exclude the effects of mark-to-fair-value changes.

FREDDIE MAC
NET INTEREST INCOME
TABLE 1B
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009
	Net Interest Income:
1	Contractual amounts of net interest income	$1,511	$2,267	$2,529	$2,694	$4,046	$4,874	$4,990	$4,997	$9,001	$18,907
	Amortization income (expense), net:(1)
2	Accretion of impairments on available-for-sale securities(2)	—	—	81	470	715	254	122	89	551	1,180
3	Asset-related amortization	(58)	(90)	(135)	24	(385)	(392)	(181)	(124)	(259)	(1,082)
4	Long-term debt-related amortization	(326)	(305)	(269)	(248)	(217)	(199)	(191)	(202)	(1,148)	(809)

5	Total amortization income (expense), net	(384)	(395)	(323)	246	113	(337)	(250)	(237)	(856)	(711)
	Expense related to derivatives:
6	Amortization of deferred balances in AOCI(3)	(327)	(307)	(308)	(315)	(300)	(282)	(278)	(263)	(1,257)	(1,123)
	Accrual of periodic settlements of derivatives:(4)
7	Pay-fixed swaps	(2)	(36)	(54)	—	—	—	—	—	(92)	—

8	Total accrual of periodic settlements of derivatives	(2)	(36)	(54)	—	—	—	—	—	(92)	—

9	Total expense related to derivatives	(329)	(343)	(362)	(315)	(300)	(282)	(278)	(263)	(1,349)	(1,123)

10	Net interest income	798	1,529	1,844	2,625	3,859	4,255	4,462	4,497	6,796	17,073
11	Fully taxable-equivalent adjustments	107	105	98	94	102	99	95	92	404	388

12	Net interest income (fully taxable-equivalent basis)	$905	$1,634	$1,942	$2,719	$3,961	$4,354	$4,557	$4,589	$7,200	$17,461

(1)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(2)	The portion of the impairment charges recognized in earnings expected to be recovered is recognized as net interest income. Upon our adoption of an amendment to the accounting standards for investments in debt and equity securities on April 1, 2009, previously recognized non-credit-related other-than-temporary impairments are no longer accreted into net interest income.
(3)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt and mortgage purchase transactions affect earnings.
(4)	Reflects the accrual of periodic cash settlements of all derivatives in qualifying hedge accounting relationships.

FREDDIE MAC
NON-INTEREST INCOME (LOSS)
TABLE 2
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009

	Non-Interest Income (Loss):

1	Management and guarantee income	$789	$757	$832	$992	$780	$710	$800	$743	$3,370	$3,033
2	Gains (losses) on guarantee asset	(1,394)	1,114	(1,722)	(5,089)	(156)	1,817	580	1,058	(7,091)	3,299
3	Income on guarantee obligation	1,169	769	783	2,105	910	961	814	794	4,826	3,479
	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
4	Foreign-currency swaps gains (losses)	1,237	(48)	(1,578)	(195)	(573)	583	238	(110)	(584)	138
5	Receive-fixed swaps — foreign-currency denominated gains (losses)	193	(490)	228	558	187	(63)	(2)	(58)	489	64
6	U.S. dollar denominated derivatives gains (losses)	(1,330)	1,020	(1,448)	(11,806)	1,302	2,688	(2,880)	731	(13,564)	1,841
7	Accrual of periodic settlements	(345)	(367)	(282)	(301)	(735)	(847)	(1,131)	(1,230)	(1,295)	(3,943)

8	Total derivative gains (losses)	(245)	115	(3,080)	(11,744)	181	2,361	(3,775)	(667)	(14,954)	(1,900)
	Gains (losses) on investments:
9	Gains (losses) on trading securities	971	(2,279)	(932)	3,195	2,131	622	2,211	(82)	955	4,882
10	Gains (losses) on sale of mortgage loans	71	(5)	31	20	151	143	282	169	117	745
11	Gains (losses) on sale of available-for-sale securities	215	38	287	6	51	205	473	354	546	1,083
	Impairment-related:(1)
12	Total other-than-temporary impairment of available-for-sale securities	(71)	(1,040)	(9,106)	(7,465)	(7,130)	(10,473)	(4,199)	(1,323)	(17,682)	(23,125)
13	Portion of other-than-temporary impairment recognized in AOCI	—	—	—	—	—	8,260	3,012	656	—	11,928

14	Net impairment of available-for-sale securities recognized in earnings	(71)	(1,040)	(9,106)	(7,465)	(7,130)	(2,213)	(1,187)	(667)	(17,682)	(11,197)
15	Lower-of-cost-or-fair-value adjustments	33	(41)	(20)	(2)	(129)	(102)	(360)	(88)	(30)	(679)
16	Gains (losses) on mortgage loans elected at fair value	—	—	(7)	(7)	(18)	(71)	(1)	(100)	(14)	(190)

17	Total gains (losses) on investments	1,219	(3,327)	(9,747)	(4,253)	(4,944)	(1,416)	1,418	(414)	(16,108)	(5,356)
	Gains (losses) on debt recorded at fair value:
18	Translation gains (losses)	(1,214)	88	1,665	171	580	(655)	(240)	106	710	(209)
19	Market value adjustments	(171)	481	(165)	(449)	(113)	(142)	2	58	(304)	(195)

20	Total gains (losses) on debt recorded at fair value	(1,385)	569	1,500	(278)	467	(797)	(238)	164	406	(404)

21	Gains (losses) on debt retirement	305	(29)	36	(103)	(104)	(156)	(215)	(93)	209	(568)
22	Recoveries on loans impaired upon purchase	226	121	91	57	50	70	109	150	495	379
23	Low-income housing tax credit partnerships(2)	(117)	(108)	(121)	(107)	(106)	(167)	(479)	(3,403)	(453)	(4,155)
24	Trust management income (expense)	3	(19)	4	(58)	(207)	(238)	(155)	(161)	(70)	(761)
25	Other income	44	94	21	36	41	70	59	52	195	222

26	Total non-interest income (loss)	$614	$56	$(11,403)	$(18,442)	$(3,088)	$3,215	$(1,082)	$(1,777)	$(29,175)	$(2,732)

(1)	We adopted an amendment to the accounting standards for investments in debt and equity securities effective April 1, 2009. See “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — Recently Adopted Accounting Standards” to our consolidated financial statements for further information.
(2)	During the fourth quarter of 2009, we determined that we are no longer able to realize any value from our LIHTC investments, and accordingly, wrote down the carrying value of these investments to zero as of December 31, 2009. See “NOTE 5: VARIABLE INTEREST ENTITIES” to our consolidated financial statements for further information.

FREDDIE MAC
MANAGEMENT AND GUARANTEE INCOME & RELATED INFORMATION
TABLE 3
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009
	Management and Guarantee Income:
1	Contractual management and guarantee fees	$757	$778	$796	$793	$782	$776	$765	$761	$3,124	$3,084
2	Amortization of deferred fees included in other liabilities(1)	32	(21)	36	199	(2)	(66)	35	(18)	246	(51)

3	Total management and guarantee income	$789	$757	$832	$992	$780	$710	$800	$743	$3,370	$3,033

4	Contractual management and guarantee fees	17.4 bp	17.5 bp	17.6 bp	17.5 bp	17.4 bp	17.3 bp	16.8 bp	16.6 bp	17.5 bp	17.0 bp
5	Amortization of deferred fees included in other liabilities	0.8	(0.5)	0.8	4.4	0.0	(1.5)	0.8	(0.4)	1.4	(0.3)

6	Total management and guarantee income	18.2 bp	17.0 bp	18.4 bp	21.9 bp	17.4 bp	15.8 bp	17.6 bp	16.2 bp	18.9 bp	16.7 bp

7	Unamortized balance of deferred fees included in other liabilities, at period end(1)	$379	$403	$371	$176	$181	$250	$218	$238	$176	$238

	Gains (Losses) on Guarantee Asset:
8	Contractual management and guarantee fees	$(689)	$(720)	$(730)	$(732)	$(733)	$(731)	$(729)	$(729)	$(2,871)	$(2,922)
9	Portion attributable to imputed interest income	215	243	299	364	249	251	235	188	1,121	923

10	Return of investment on guarantee asset	(474)	(477)	(431)	(368)	(484)	(480)	(494)	(541)	(1,750)	(1,999)
11	Change in fair value of future management and guarantee fees	(920)	1,591	(1,291)	(4,721)	328	2,297	1,074	1,599	(5,341)	5,298

12	Gains (losses) on guarantee asset	$(1,394)	$1,114	$(1,722)	$(5,089)	$(156)	$1,817	$580	$1,058	$(7,091)	$3,299

	Changes in Guarantee Asset:
13	Beginning balance	$9,591	$9,134	$11,019	$9,679	$4,847	$5,026	$7,576	$8,722	$9,591	$4,847
14	Additions, net	937	858	382	262	339	741	566	664	2,439	2,310
15	Other	—	(87)	—	(5)	(4)	(8)	—	—	(92)	(12)
16	Gains (losses) on guarantee asset	(1,394)	1,114	(1,722)	(5,089)	(156)	1,817	580	1,058	(7,091)	3,299

17	Ending balance	$9,134	$11,019	$9,679	$4,847	$5,026	$7,576	$8,722	$10,444	$4,847	$10,444

	Changes in Guarantee Obligation:
18	Beginning balance	$13,712	$13,669	$14,022	$13,874	$12,098	$11,759	$11,956	$12,215	$13,712	$12,098
19	Deferred guarantee income of newly-issued guarantees	1,132	1,255	638	341	584	1,177	1,075	1,045	3,366	3,881
20	Other(2)	(6)	(133)	(3)	(12)	(13)	(19)	(2)	(1)	(154)	(35)
21	Income on guarantee obligation	(1,169)	(769)	(783)	(2,105)	(910)	(961)	(814)	(794)	(4,826)	(3,479)

22	Ending balance	$13,669	$14,022	$13,874	$12,098	$11,759	$11,956	$12,215	$12,465	$12,098	$12,465

(1)	Amortization of deferred fees for guarantees issued after 2002 is recorded in income on guarantee obligation.
(2)	Represents (a) portions of the guarantee obligation that correspond to incurred credit losses reclassified to reserve for guarantee losses on PCs, and (b) reductions associated with the extinguishment of our previously issued long-term credit guarantees.

FREDDIE MAC
DERIVATIVES NOT IN HEDGE ACCOUNTING RELATIONSHIPS
TABLE 4
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009
	Derivative Gains (Losses):
	Interest rate swaps:
	Receive-fixed swaps
1	Foreign-currency denominated	$193	$(490)	$228	$558	$187	$(63)	$(2)	$(58)	$489	$64
2	U.S. dollar denominated	9,503	(7,204)	2,101	25,332	(1,803)	(10,187)	4,539	(5,886)	29,732	(13,337)

3	Total receive-fixed swaps	9,696	(7,694)	2,329	25,890	(1,616)	(10,250)	4,537	(5,944)	30,221	(13,273)
4	Pay-fixed swaps	(15,133)	11,259	(5,296)	(49,125)	6,705	18,524	(8,223)	10,072	(58,295)	27,078
5	Basis (floating to floating)	2	(23)	(54)	184	1	(116)	(59)	(20)	109	(194)

6	Total interest rate swaps	(5,435)	3,542	(3,021)	(23,051)	5,090	8,158	(3,745)	4,108	(27,965)	13,611
	Option-based:
	Call swaptions
7	Purchased	3,240	(2,542)	1,824	14,720	(3,387)	(5,910)	2,285	(3,554)	17,242	(10,566)
8	Written	(6)	27	(7)	—	117	94	(59)	96	14	248
	Put swaptions
9	Purchased	(125)	72	22	(1,064)	45	1,002	(1,087)	363	(1,095)	323
10	Written	3	(93)	154	92	13	(370)	107	(71)	156	(321)
11	Other option-based derivatives(1)	24	(88)	95	732	25	(240)	13	(168)	763	(370)

12	Total option-based	3,136	(2,624)	2,088	14,480	(3,187)	(5,424)	1,259	(3,334)	17,080	(10,686)
13	Futures	647	(154)	(534)	(2,033)	28	(252)	(11)	(65)	(2,074)	(300)
14	Foreign-currency swaps(2)	1,237	(48)	(1,578)	(195)	(573)	583	238	(110)	(584)	138
15	Forward purchase and sale commitments	511	(243)	280	(660)	(412)	140	(385)	(51)	(112)	(708)
16	Credit derivatives	4	10	(2)	15	1	(6)	—	1	27	(4)
17	Swap guarantee derivatives	—	(1)	(4)	1	(31)	9	—	2	(4)	(20)
18	Other(3)	—	—	(27)	—	—	—	—	12	(27)	12

19	Subtotal	100	482	(2,798)	(11,443)	916	3,208	(2,644)	563	(13,659)	2,043
	Accrual of periodic settlements:
20	Receive-fixed interest rate swaps(4)	73	648	753	454	1,088	1,380	1,684	1,665	1,928	5,817
21	Pay-fixed interest rate swaps	(477)	(1,118)	(1,128)	(759)	(1,942)	(2,269)	(2,847)	(2,906)	(3,482)	(9,964)
22	Foreign-currency swaps	57	101	105	56	49	22	10	8	319	89
23	Other	2	2	(12)	(52)	70	20	22	3	(60)	115

24	Total accrual of periodic settlements	(345)	(367)	(282)	(301)	(735)	(847)	(1,131)	(1,230)	(1,295)	(3,943)

25	Total	$(245)	$115	$(3,080)	$(11,744)	$181	$2,361	$(3,775)	$(667)	$(14,954)	$(1,900)

(1)	Primarily represents purchased interest rate caps and floors, purchased put options on agency mortgage-related securities, as well as certain written options, including guarantees of stated final maturity of issued Structured Securities and written call options on agency mortgage-related securities.
(2)	Foreign-currency swaps are defined as swaps in which the net settlement is based on one leg calculated in a foreign-currency and the other leg calculated in U.S. dollars.
(3)	Relates to the bankruptcy of Lehman Brothers Holdings, Inc.
(4)	Includes imputed interest on zero-coupon swaps.

FREDDIE MAC
NON-INTEREST EXPENSE
TABLE 5
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits(1)	$231	$241	$133	$223	$207	$221	$230	$254	$828	$912
2	Professional services	72	55	61	74	60	64	91	95	262	310
3	Occupancy expense	15	18	16	18	18	15	16	19	67	68
4	Other administrative expenses	79	90	98	81	87	83	96	95	348	361

5	Total administrative expenses	397	404	308	396	372	383	433	463	1,505	1,651

6	Provision for credit losses(2)	1,240	2,537	5,702	6,953	8,915	5,665	7,973	6,977	16,432	29,530
7	Real estate owned, or REO, operations (income) expense	208	265	333	291	306	9	(96)	88	1,097	307
8	Losses on loans purchased	51	120	252	1,211	2,012	1,199	531	1,012	1,634	4,754
9	Securities administrator loss on investment activity(3)	—	—	1,082	—	—	—	—	—	1,082	—
10	Other expenses	87	108	89	151	78	97	97	211	435	483

11	Total non-interest expense(2)	$1,983	$3,434	$7,766	$9,002	$11,683	$7,353	$8,938	$8,751	$22,185	$36,725

(1)	In the third quarter of 2008, we partially reversed our short-term performance compensation that had been previously accrued during 2008.
(2)	During the fourth quarter of 2009, we identified two errors in loss severity rate inputs used by our models to estimate our single-family loan loss reserves. These errors affected amounts previously reported. We have concluded that while these errors are not material to our previously issued consolidated financial statements for the first three quarters of 2009 or to our consolidated financial statements for the full year 2009, the cumulative impact of correcting these errors in the fourth quarter would have been material to the fourth quarter of 2009. We revised our previously reported results for the first three quarters of 2009 to correct these errors in the appropriate quarterly period. These revisions resulted in a net increase to the provision for credit losses in the amounts of $124 million, $466 million and $396 million for the first, second and third quarters of 2009, respectively. Previously reported provision for credit losses were $8,791 million, $5,199 million and $7,577 million for the first, second and third quarters of 2009, respectively. We will appropriately revise the 2009 results in each of our quarterly filings on Form 10-Q when next presented throughout 2010.
(3)	In accordance with PC trust agreements, we manage the funds of the securitization trusts created for administration of remittances on our PCs. To the extent there is an investment loss related to these funds, we, as the administrator, make up the shortfall. We recognized losses during the third quarter of 2008 on investments made by Freddie Mac in Lehman Brothers Holdings, Inc., on the trusts’ behalf.

FREDDIE MAC
CREDIT QUALITY INDICATORS
TABLE 6
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009

	Credit Enhancements:

1	Credit-enhanced percentage of new business purchases	25%	19%	23%	16%	8%	6%	7%	11%	21%	8%
2	Credit-enhanced percentage of total mortgage portfolio(1) (period end)	17%	18%	18%	18%	17%	17%	16%	16%	18%	16%

	Delinquencies (at period end):(2)(3)

	Single-family:
	Non-credit-enhanced portfolio
3	Delinquency rate	0.54%	0.67%	0.87%	1.26%	1.73%	2.13%	2.57%	3.00%	1.26%	3.00%
4	Total number of delinquent loans	54,923	68,080	88,786	127,569	174,350	215,078	261,612	305,840	127,569	305,840
	Credit-enhanced portfolio
5	Delinquency rate	1.81%	2.10%	2.75%	3.79%	4.85%	5.82%	6.98%	8.17%	3.79%	8.17%
6	Total number of delinquent loans	39,942	47,216	62,729	85,719	107,427	125,257	147,637	168,903	85,719	168,903
	Total single-family portfolio
7	Delinquency rate	0.77%	0.93%	1.22%	1.72%	2.29%	2.78%	3.33%	3.87%	1.72%	3.87%
8	Total number of delinquent loans	94,865	115,296	151,515	213,288	281,777	340,335	409,249	474,743	213,288	474,743
	Multifamily:
9	Delinquency rate	0.01%	0.04%	0.01%	0.01%	0.09%	0.11%	0.11%	0.15%	0.01%	0.15%
10	Net carrying value of delinquent loans	$7	$34	$12	$12	$81	$102	$104	$147	$12	$147

	Foreclosure alternatives(3)(4) (number of units):

11	Repayment plans	12,387	10,691	10,270	8,714	10,459	7,409	7,728	8,129	42,062	33,725
12	Loan modifications(5)	4,246	4,687	8,456	17,695	24,623	15,603	9,013	15,805	35,084	65,044
13	Forbearance agreements	817	785	828	1,762	1,853	1,564	3,469	14,469	4,192	21,355
14	Pre-foreclosure sales	831	1,252	1,911	2,375	3,093	4,821	6,628	8,049	6,369	22,591

15	Total foreclosure alternatives(5)	18,281	17,415	21,465	30,546	40,028	29,397	26,838	46,452	87,707	142,715

	Non-performing assets(3)(6) (at period end):

16	Non-performing mortgage loans	$20,485	$25,234	$32,628	$45,087	$60,795	$73,951	$87,991	$100,896	$45,087	$100,896
17	REO assets, net	2,214	2,580	3,224	3,255	2,948	3,416	4,234	4,692	3,255	4,692

18	Total non-performing assets	$22,699	$27,814	$35,852	$48,342	$63,743	$77,367	$92,225	$105,588	$48,342	$105,588

	REO Operations Income (Expense):

19	Single-family	$(208)	$(265)	$(333)	$(291)	$(306)	$(1)	$98	$(78)	$(1,097)	$(287)
20	Multifamily	—	—	—	—	—	(8)	(2)	(10)	—	(20)

21	Total	$(208)	$(265)	$(333)	$(291)	$(306)	$(9)	$96	$(88)	$(1,097)	$(307)

	Loan Loss Reserves:(7)

22	Beginning balance	$2,822	$3,872	$5,813	$10,220	$15,618	$22,802	$25,787	$30,564	$2,822	$15,618
23	Provision for credit losses(8)(9)	1,240	2,537	5,702	6,953	8,915	5,665	7,973	6,977	16,432	29,530
24	Charge-offs — single-family, net	(163)	(451)	(856)	(815)	(972)	(1,840)	(2,155)	(2,326)	(2,285)	(7,293)
25	Charge-offs — multifamily, net	—	—	(5)	(3)	(2)	(2)	(15)	(2)	(8)	(21)
26	Transfers, net	(27)	(145)	(434)	(737)	(757)	(838)	(1,026)	(1,356)	(1,343)	(3,977)

27	Ending balance(9)	$3,872	$5,813	$10,220	$15,618	$22,802	$25,787	$30,564	$33,857	$15,618	$33,857

	Total Credit Losses:(10)

28	Total credit losses	$528	$810	$1,275	$1,154	$1,320	$1,916	$2,156	$2,509	$3,767	$7,901
29	Annualized credit losses / average total mortgage portfolio(11)	11.6 bp	17.3 bp	26.8 bp	24.1 bp	27.7 bp	39.8 bp	44.3 bp	51.1 bp	20.1 bp	40.8 bp

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure while multifamily delinquencies are based on net carrying value of mortgages 90 days or more delinquent or in foreclosure. Delinquencies exclude mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms.
(3)	Based on loans held by us on our consolidated balance sheet as well as those underlying our PCs, Structured Securities and other mortgage guarantees and excludes Structured Transactions and that portion of Structured Securities that is backed by Ginnie Mae Certificates. Also excludes securities and guarantees backed by state and local housing finance agencies.
(4)	For more information on our foreclosure alternatives and loss mitigation activities see “Item 7. — CREDIT RISKS — Loss Mitigation Activities” in our Form 10-K filed February 24, 2010.
(5)	Excludes 129,380 loans at December 31, 2009, that were in the trial period based on information provided by our servicers to the MHA Program administrator. See “Item 7. — CREDIT RISKS — Loss Mitigation Activities,” in our Form 10-K filed February 24, 2010.
(6)	For more information on our non-performing assets see “Item 7. — CREDIT RISKS — Non-Performing Assets” in our Form 10-K filed February 24, 2010.
(7)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Line 8) and reserve for guarantee losses on Participation Certificates (consolidated balance sheets — Line 24).
(8)	Provision for credit losses includes our provision for losses incurred on our mortgage loans held for investment, which are a component of our consolidated balance sheets, and our provision for guarantee losses incurred on mortgage loans underlying our issued PCs, Structured Securities and other mortgage-related financial guarantees.
(9)	During the fourth quarter of 2009, we identified two errors in loss severity rate inputs used by our models to estimate our single-family loan loss reserves. These errors affected amounts previously reported. We have concluded that while these errors are not material to our previously issued consolidated financial statements for the first three quarters of 2009 or to our consolidated financial statements for the full year 2009, the cumulative impact of correcting these errors in the fourth quarter would have been material to the fourth quarter of 2009. We revised our previously reported results for the first three quarters of 2009 to correct these errors in the appropriate quarterly period. These revisions resulted in a net increase to the provision for credit losses in the amounts of $124 million, $466 million and $396 million for the first, second and third quarters of 2009, respectively, and a corresponding cumulative net increase to our loan loss reserves of $124 million, $590 million and $986 million for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, respectively. Previously reported provision for credit losses were $8,791 million, $5,199 million and $7,577 million for the first, second and third quarters of 2009, respectively. We will appropriately revise the 2009 results in each of our quarterly filings on Form 10-Q when next presented throughout 2010.
(10)	Equal to REO operations income (expense) (Line 21) plus Charge-offs, net (Lines 24 and 25) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $280 million and $377 million for the twelve months ended December 31, 2009 and 2008, respectively. Excludes other market-based credit losses recognized on our consolidated statements of operations, including losses on loans purchased, losses on certain credit guarantees, securities administrator loss on investment activity and other-than-temporary impairments on our mortgage-related investments portfolio.
(11)	Calculated based on the average balance of mortgage loans in our mortgage-related investments portfolio and mortgage loans underling our PCs and Structured Securities, excluding that portion of Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
SINGLE-FAMILY NON-CREDIT-ENHANCED DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1)
TABLE 7
(unaudited)

		4Q 2008		1Q 2009		2Q 2009		3Q 2009		4Q 2009
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
Line:		(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)

	Northeast(2)

1	Total number of loans	2,332		2,320		2,289		2,326		2,331

2	Delinquent three or more payments	12	0.53%	16	0.69%	19	0.83%	25	1.06%	31	1.32%
3	Foreclosures approved and in-process	10	0.43%	14	0.60%	18	0.80%	22	0.94%	25	1.05%

4	Total delinquent loans	22	0.96%	30	1.29%	37	1.63%	47	2.00%	56	2.37%

	Southeast(2)

5	Total number of loans	1,950		1,939		1,940		1,956		1,957

6	Delinquent three or more payments	16	0.82%	20	1.03%	22	1.16%	28	1.42%	34	1.75%
7	Foreclosures approved and in-process	21	1.04%	28	1.46%	36	1.84%	42	2.14%	47	2.40%

8	Total delinquent loans	37	1.86%	48	2.49%	58	3.00%	70	3.56%	81	4.15%

	North Central(2)

9	Total number of loans	2,289		2,270		2,268		2,281		2,274

10	Delinquent three or more payments	11	0.49%	14	0.59%	17	0.74%	21	0.94%	25	1.11%
11	Foreclosures approved and in-process	11	0.49%	16	0.71%	18	0.81%	22	0.95%	25	1.10%

12	Total delinquent loans	22	0.98%	30	1.30%	35	1.55%	43	1.89%	50	2.21%

	Southwest(2)

13	Total number of loans	1,361		1,351		1,349		1,363		1,367

14	Delinquent three or more payments	5	0.40%	6	0.44%	7	0.51%	8	0.63%	10	0.76%
15	Foreclosures approved and in-process	4	0.28%	5	0.38%	6	0.45%	7	0.50%	8	0.57%

16	Total delinquent loans	9	0.68%	11	0.82%	13	0.96%	15	1.13%	18	1.33%

	West(2)

17	Total number of loans	2,218		2,218		2,232		2,265		2,271

18	Delinquent three or more payments	19	0.86%	26	1.16%	33	1.47%	43	1.92%	55	2.40%
19	Foreclosures approved and in-process	18	0.81%	29	1.34%	39	1.72%	44	1.93%	46	2.04%

20	Total delinquent loans	37	1.67%	55	2.50%	72	3.19%	87	3.85%	101	4.44%

	Total

21	Total number of loans	10,150		10,098		10,078		10,191		10,200

22	Delinquent three or more payments	64	0.64%	82	0.80%	98	0.97%	126	1.24%	155	1.52%
23	Foreclosures approved and in-process	64	0.62%	92	0.93%	117	1.16%	136	1.33%	151	1.48%

24	Total delinquent loans	128	1.26%	174	1.73%	215	2.13%	262	2.57%	306	3.00%

25	90-day or more delinquency to REO, transition rate(4)		25.5%		24.8%		24.7%		20.0%		16.4%

(1)	Includes single-family non-credit-enhanced mortgage loans in our mortgage-related investments portfolio and those underlying our guaranteed PCs and Structured Securities issued, but excluding Structured Transactions and that portion of Structured Securities backed by Ginnie Mae Certificates. Also excludes securities and guarantees backed by state and local housing finance agencies.
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts.
(4)	Calculated based on all loans that have been reported as 90 days or more delinquent or in foreclosure in the same quarter of the preceding year that have transitioned to REO. The rate excludes pre-foreclosure sale transactions.

FREDDIE MAC
REAL ESTATE OWNED (REO) ACTIVITY
TABLE 8
(unaudited)

										Full Year
Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2008	2009

	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	1,474	2,119	2,429	2,793	2,753	2,636	3,180	3,832	1,474	2,753
2	Properties Acquired	1,267	1,310	1,485	1,063	1,123	1,827	2,103	2,476	5,125	7,529
3	Properties Disposed	(622)	(1,000)	(1,121)	(1,103)	(1,240)	(1,283)	(1,451)	(1,689)	(3,846)	(5,663)

4	Ending Property Inventory	2,119	2,429	2,793	2,753	2,636	3,180	3,832	4,619	2,753	4,619

	Southeast
5	Beginning Balance	2,686	3,259	3,924	4,851	5,172	5,689	6,496	7,660	2,686	5,172
6	Properties Acquired	1,983	2,614	3,231	2,897	3,555	4,441	5,332	5,927	10,725	19,255
7	Properties Disposed	(1,410)	(1,949)	(2,304)	(2,576)	(3,038)	(3,634)	(4,168)	(4,838)	(8,239)	(15,678)

8	Ending Property Inventory	3,259	3,924	4,851	5,172	5,689	6,496	7,660	8,749	5,172	8,749

	North Central
9	Beginning Balance	6,121	7,113	7,763	9,050	9,251	8,527	10,901	12,915	6,121	9,251
10	Properties Acquired	3,137	3,445	3,995	3,101	2,754	6,143	5,743	5,306	13,678	19,946
11	Properties Disposed	(2,145)	(2,795)	(2,708)	(2,900)	(3,478)	(3,769)	(3,729)	(4,573)	(10,548)	(15,549)

12	Ending Property Inventory	7,113	7,763	9,050	9,251	8,527	10,901	12,915	13,648	9,251	13,648

	Southwest
13	Beginning Balance	2,230	2,545	2,651	2,924	2,761	2,875	3,329	4,063	2,230	2,761
14	Properties Acquired	1,370	1,465	1,616	1,235	1,659	2,094	2,540	2,649	5,686	8,942
15	Properties Disposed	(1,055)	(1,359)	(1,343)	(1,398)	(1,545)	(1,640)	(1,806)	(2,151)	(5,155)	(7,142)

16	Ending Property Inventory	2,545	2,651	2,924	2,761	2,875	3,329	4,063	4,561	2,761	4,561

	West
17	Beginning Balance	1,883	3,383	5,262	8,474	9,409	9,424	10,800	12,670	1,883	9,409
18	Properties Acquired	2,182	3,576	5,556	4,003	4,898	7,493	8,657	8,392	15,317	29,440
19	Properties Disposed	(682)	(1,697)	(2,344)	(3,068)	(4,883)	(6,117)	(6,787)	(7,587)	(7,791)	(25,374)

20	Ending Property Inventory	3,383	5,262	8,474	9,409	9,424	10,800	12,670	13,475	9,409	13,475

	Total
21	Beginning Balance	14,394	18,419	22,029	28,092	29,346	29,151	34,706	41,140	14,394	29,346
22	Properties Acquired	9,939	12,410	15,883	12,299	13,989	21,998	24,375	24,750	50,531	85,112
23	Properties Disposed	(5,914)	(8,800)	(9,820)	(11,045)	(14,184)	(16,443)	(17,941)	(20,838)	(35,579)	(69,406)

24	Ending Property Inventory	18,419	22,029	28,092	29,346	29,151	34,706	41,140	45,052	29,346	45,052

	REO Balance, net (dollars in millions)

	Single-family property, by region(1):
25	Northeast	$358	$381	$402	$374	$337	$400	$495	$598	$374	$598
26	Southeast	330	373	451	460	459	521	668	771	460	771
27	North Central	619	636	715	720	634	796	980	1,041	720	1,041
28	Southwest	253	253	266	255	261	307	392	449	255	449
29	West	654	937	1,365	1,399	1,217	1,357	1,654	1,802	1,399	1,802

30	Total single-family property	2,214	2,580	3,199	3,208	2,908	3,381	4,189	4,661	3,208	4,661
31	Total multifamily property	—	—	24	47	40	35	45	31	47	31

32	Total REO Balance, net	$2,214	$2,580	$3,223	$3,255	$2,948	$3,416	$4,234	$4,692	$3,255	$4,692

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).